Exhibit 99.3

Pioneer Power Solutions, Inc.

Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in U.S. Funds)

Pioneer Power Solutions, Inc.

Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in U.S. Funds)

Contents

Pro Forma Consolidated Balance Sheet	1

Pro Forma Consolidated Statement of Earnings for the Nine-Month Period Ended September 30, 2009	2

Pro Forma Consolidated Statement of Earnings for the Year Ended December 31, 2008	3

Notes to Pro Forma Consolidated Financial Statements	4-5

Pioneer Power Solutions, Inc.

Pro Forma Consolidated Balance Sheet
As At September 30, 2009
(Unaudited)
(Expressed in U.S. Funds)

	Pioneer Transformers Ltd.	Pioneer Power Solutions, Inc.			Pro Forma Adjustments	Pro Forma Consolidated Balance Sheet

Assets
Current
Cash	200,650	$14,519	e	)	$(14,519)	200,650
Accounts receivable	6,850,016	-			-	6,850,016
Inventories	7,056,852	-			-	7,056,852
Prepaid expenses	417,206	-			-	417,206
	14,524,724	14,519			(14,519)	14,524,724
Property and Equipment	802,313	-			-	802,313
	$15,327,037	$14,519			$(14,519)	$15,327,037

Liabilities

Current
Bank indebtedness	4,218,545	$-	a	)	$2,000,000	1,428,545
			c	)	210,000
			d	)	(5,000,000)
Accounts payable and accrued liabilities	3,869,954	50,624	e	)	(50,624)	3,869,954
Current maturity of long-term debt	135,806	-			-	135,806
Income taxes payable	984,819					984,819
	9,209,124	50,624			(2,840,624)	6,419,124
Pension Deficit	297,656	-			-	297,656
Deferred Income Tax Liabilities	69,487	-			-	69,487
Long-Term Debt	23,858	-			-	23,858
Advances From Ultimate Shareholders	150,000	-			-	150,000

Shareholders' Equity

Capital Stock	590,133	8,400	b	)	(567,333)	29,000
			c	)	5,000
			e	)	(7,200)
Additional Paid in capital	-	9,600	b	)	567,333	5,351,133
			c	)	(210,000)
			d	)	4,995,000
			e	)	(10,800)
Other Comprehensive Loss	(559,828)	-			-	(559,828)
Retained Earnings	5,546,607	(54,105)	a	)	(2,000,000)	3,546,607
			e	)	54,105
	5,576,912	(36,105)			2,826,105	8,366,912
	15,327,037	$14,519			$(14,519)	15,327,037

See accompanying notes

Pioneer Power Solutions, Inc.

Pro Forma Consolidated Statement of Earnings
For the Nine-Month Period Ended September 30, 2009
(Unaudited)
(Expressed in U.S. Funds)

	Pioneer Transformers Ltd.	Pioneer Power Solutions, Inc.	Pro Forma Adjustments	Pro Forma Consolidated Statement of Earnings

Net Sales	$30,398,312	$-	$-	$30,398,312

Cost of Goods Sold (including depreciation of $98,838)	22,063,240	-	-	22,063,240
Gross Margin	8,335,072	-	-	8,335,072

Expenses
Selling, general and administrative	2,714,972	47,855	-	2,762,827
Depreciation	122,228	-	-	122,228
Foreign exchange	280,790	-	-	280,790
	3,117,990	47,855	-	3,165,845

Operating Income	5,217,082	(47,855)	-	5,169,227

Interest and factoring fees	282,335	-	-	282,335
Earnings Before Income Taxes	4,934,747	(47,855)	-	4,886,892

Income Taxes
Current income taxes	1,455,169	-	-	1,455,169
Deferred income taxes	59,831	-	-	59,831
	1,515,000	-	-	1,515,000

Net Earnings	$3,419,747	$(47,855)	$-	$3,371,892

Weighted Average Number of Shares Outstanding				29,000,000

Basic and Diluted Earnings Per Common Share				$0.12

See accompanying notes

Pioneer Power Solutions, Inc.

Pro Forma Consolidated Statement of Earnings
For the Year Ended December 31, 2008
(Unaudited)
(Expressed in U.S. Funds)

	Pioneer Transformers Ltd.	Pioneer Power Solutions, Inc.	Pro Forma Adjustments	Pro Forma Consolidated Statement of Earnings

Sales	$43,884,261	$-	$-	$43,884,261

Cost of Goods Sold (including depreciation of $117,566)	34,895,796	-	-	34,895,796
Gross Margin	8,988,465	-	-	8,988,465

Expenses
Selling, general and administrative	4,205,135	6,250	-	4,211,385
Depreciation	174,043	-	-	174,043
Foreign exchange	(98,428)	-	-	(98,428)
	4,280,750	6,250	-	4,287,000

Operating Income	4,707,715	-6,250	-	4,701,405

Interest and factoring fees	512,421	-	-	512,421
Write-down of advances to companies controlled by shareholders	700,335	-	-	700,335
Earnings (Loss) Before Income Taxes	3,494,959	(6,250)	-	3,488,709

Income Taxes
Current income taxes	1,265,000	-	-	1,265,000
Future income taxes	92,000	-	-	92,000
	1,357,000	-	-	1,357,000
Net Earnings	$2,137,959	$(6,250)	$-	$2,131,709

Weighted Average Number of Shares Outstanding				29,000,000

Basic and Diluted Earnings Per Common Share				$0.07

See accompanying notes

Pioneer Power Solutions, Inc.

Notes to Pro Forma Consolidated Financial Statements
For the Nine-Month Period Ended September 30, 2009 and For the Year Ended December 31, 2008
(Unaudited)
(Expressed in U.S. Funds)

1.	Basis of Presentation

Effective November 30, 2009, Sierra Concepts, Inc. changed its name to Pioneer Power Solutions, Inc. and on December 2, 2009 completed the acquisition of 100% of the outstanding shares of common stock of Pioneer Transformers Ltd. in a transaction that has been accounted for as a recapitalization of Pioneer Transformers Ltd.

All of Pioneer Transformers Ltd.’s shares are exchanged for 22,800,000 newly issued shares of common stock of Pioneer Power Solutions, Inc. and a five-year warrant to purchase up to 1,000,000 shares of common stock of Pioneer Power Solutions, Inc. at an exercise price of $3.25 per share.  In connection with the closing of the share exchange, Pioneer Power Solutions, Inc. sold 5,000,000 shares of its common stock at a purchase price of $1 per share in a private placement, resulting in aggregate gross proceeds of $5,000,000.  In addition, at the close of the share exchange, Pioneer Power Solutions, Inc. sold five-year warrants to purchase an aggregate of 1,000,000 shares of its common stock at an exercise price of $2 per share to certain investors for aggregate gross proceeds of $10,000.  Following the closing of the share exchange and the private placement, Pioneer Power Solutions, Inc. transferred all of its pre-share exchange assets and liabilities to a wholly owned subsidiary, Sierra Concepts Holdings, Inc., and immediately thereafter, transferred all of the outstanding common stock of Sierra Concepts Holdings, Inc., in exchange for certain indemnifications, waivers and releases, along with the cancellation of an aggregate of 7,200,000 shares of Pioneer Power Solutions, Inc.’s common stock.

In the pro forma unaudited consolidated financial statements, pro forma adjustments are made to reflect the financial position and results of operations of Pioneer Transformers Ltd. as the independent public operating entity.

The pro forma unaudited consolidated financial information may not be indicative of the financial position and results of operations that would have occurred if the recapitalization had been in effect on the date indicated or of the financial position and operating results which may be obtained in the future.

The pro forma unaudited consolidated balance sheet of Pioneer Power Solutions, Inc. as at September 30, 2009 and the related pro forma unaudited consolidated statement of earnings for the nine-month period ended September 30, 2009 and for the year ended December 31, 2008 have been derived from the unaudited interim and the year-end audited consolidated financial statements of Pioneer Transformers Ltd. as at September 30, 2009 and December 31, 2008, and from the year-end audited and unaudited interim financial statements of Pioneer Power Solutions, Inc. as at September 30, 2009 and December 31, 2008 with the assumptions and adjustments outlined in note 2.

The Pioneer Power Solutions, Inc.’s audited financial statements have been audited by Maddox Ungar Silberstein, PLLC, while Pioneer Transformers Ltd.’s audited consolidated financial statements have been audited by RSM Richter, LLP.

Pioneer Power Solutions, Inc.

Notes to Pro Forma Consolidated Financial Statements
For the Nine-Month Period Ended September 30, 2009 and For the Year Ended December 31, 2008
(Unaudited)
(Expressed in U.S. Funds)

2.	Pro Forma Assumptions and Adjustments

The accompanying pro forma unaudited consolidated financial statements of Pioneer Power Solutions, Inc. have been prepared to reflect the following assumptions and adjustments:

a)	Prior to the share exchange, Pioneer Transformers Ltd. declares and pays a dividend amounting to $2,000,000.

b)
All of Pioneer Transformers Ltd.’s shares are exchanged for 22,800,000 shares of common stock of Pioneer Power Solutions, Inc. and a five-year warrant to purchase up to 1,000,000 shares of common stock of Pioneer Power Solutions, Inc. at an exercise price of $3.25 per share.  The five year warrant has a fair value of $167,500 which was determined using the Black-Scholes option pricing model.

c)
Pioneer Power Solutions, Inc. issues a five-year warrant to purchase an aggregate of 1,000,000 shares of its common stock at an exercise price of $2 per share in exchange for aggregate gross proceeds of $10,000 and consulting services received.  The five-year warrant has a fair value of $275,600 which was determined using the Black-Scholes option pricing model. In addition, Pioneer Power Solutions Inc. incurs professional fees amounting to $220,000, for total transaction fees of $485,600 relating to the share exchange transaction.

d)
Pioneer Power Solutions, Inc. issues 5,000,000 shares of its common stock at a purchase price of $1 per share in a private placement, resulting in aggregate gross proceeds of $5,000,000.  The proceeds are used to pay down bank indebtedness.  The interest expense has not been adjusted since the ultimate usage of funds is not factually supportable.

e)
Pioneer Power Solutions, Inc. transfers all of its pre-share exchange assets and liabilities to a newly incorporated wholly owned subsidiary, and immediately thereafter, transfers all of the outstanding common stock of the subsidiary to a person who was a stockholder of Pioneer Power Solutions, Inc. prior to the share exchange, in exchange for certain indemnifications, waivers and releases, along with the cancellation of an aggregate of 7,200,000 shares of Pioneer Power Solutions, Inc.’s common stock leaving 1,200,000 shares of common stock outstanding held by persons who were stockholders of the Company prior to the share exchange.